Exhibit 26 (r)

Powers of Attorney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Vice President and Corporate Controller of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Variable Life Account A (formerly Life Investors Variable Life Account A)	Transamerica Variable Protector	811-09747

Separate Account VUL-3 (formerly Transamerica Occidental Life Separate Account VUL-3)	Transamerica Elite	811-09715

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2008.

/s/ Eric J. Martin
Eric J. Martin, Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Variable Life Account A (formerly Life Investors Variable Life Account A)	Transamerica Variable Protector	811-09747

Separate Account VUL-3 (formerly Transamerica Occidental Life Separate Account VUL-3)	Transamerica Elite	811-09715

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2008.

/s/ Brenda K. Clancy
Brenda K. Clancy, Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Executive Officer of Transamerica Capital Management Group, an Iowa corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Variable Life Account A (formerly Life Investors Variable Life Account A)	Transamerica Variable Protector	811-09747

Separate Account VUL-3 (formerly Transamerica Occidental Life Separate Account VUL-3)	Transamerica Elite	811-09715

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2008.

/s/ Mark W. Mullen
Mark W. Mullin, Director and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President and Chief Tax Officer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Variable Life Account A (formerly Life Investors Variable Life Account A)	Transamerica Variable Protector	811-09747

Separate Account VUL-3 (formerly Transamerica Occidental Life Separate Account VUL-3)	Transamerica Elite	811-09715

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2008.

/s/ Arthur C. Schneider
Arthur C. Schneider, Director, Senior Vice President and Chief Tax Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Senior Vice President and Chief Financial Officer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Variable Life Account A (formerly Life Investors Variable Life Account A)	Transamerica Variable Protector	811-09747

Separate Account VUL-3 (formerly Transamerica Occidental Life Separate Account VUL-3)	Transamerica Elite	811-09715

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2008.

/s/ Darryl D. Button
Darryl D. Button, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Variable Life Account A (formerly Life Investors Variable Life Account A)	Transamerica Variable Protector	811-09747

Separate Account VUL-3 (formerly Transamerica Occidental Life Separate Account VUL-3)	Transamerica Elite	811-09715

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2008.

/s/ Kenneth Kilbane
Kenneth Kilbane, Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President and General Counsel of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint STEVEN SHEPARD and ARTHUR D. WOODS and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Variable Life Account A (formerly Life Investors Variable Life Account A)	Transamerica Variable Protector	811-09747

Separate Account VUL-3 (formerly Transamerica Occidental Life Separate Account VUL-3)	Transamerica Elite	811-09715

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of September, 2008.

/s/ Craig D. Vermie
Craig D. Vermie, Director, Senior Vice President and Corporate General Counsel